                                   Exhibit 10
               Consent of Ernst & Young LLP, Independent Auditors

                                                                      Exhibit 10

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Independent Auditors" in the Statement of Additional Information and to the use of our reports dated February 7, 1997, with respect to the consolidated financial statements of First Variable Life Insurance Company, and January 31, 1997, with respect to the financial statements of First Variable Life Insurance Company-First Variable Annuity Fund E, included in this Post Effective Amendment No. 1 to the Registration Statement (Form N-4, No. 333-12197).

                                       /s/ Ernst & Young LLP
                                       --------------------------
                                       ERNST & YOUNG LLP


Boston, Massachusetts
April 25, 1997


                                      107